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                                                                    EXHIBIT 23.1




              Consent of Independent Certified Public Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-88655) of BankUnited Financial Corporation of our report dated June 21, 2001 relating to the financial statements of BankUnited Financial Corporation 401(k) Profit Sharing Plan, which appears in this Form 11-K.




/s/  PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP
Miami, Florida
June 28, 2002